Barclays Capital
Global Financial Services Conference
15 September 2009 ■ New York

Forward-Looking Statements
This presentation contains statements that relate to the projected performance of
Zions Bancorporation and elements of or affecting such performance, including statements with respect to the beliefs, plans, objectives, goals, guidelines, expectations, anticipations and estimates of management. These statements constitute forward-looking information within the meaning of the Private Securities
Litigation Reform Act. Actual facts, determinations, results or achievements may differ materially from the statements provided in this presentation since such statements involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions; economic, market and business conditions, either nationally or locally in areas in which Zions Bancorporation conducts its operations, being less favorable than expected; changes in the interest rate environment reducing expected interest margins; changes in debt, equity and securities markets; adverse legislation or regulatory changes; and other factors described in Zions Bancorporation’s most recent annual and quarterly reports. In addition, the statements contained in this presentation are based on facts and circumstances as understood by management of the company on the date of this presentation, which may change in the future. Zions Bancorporation disclaims any obligation to update any statements or to publicly announce the result of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations or understandings.

A Collection of Great Banks

• Annual pretax, pre-provision earnings of ~$950 mm-to-
 $1billion
 – NIM: 4.09%, ranked #2 of regional banks/peers.
 – One quarter of deposits are non-interest bearing (rank: #3 of peers)
• Strong allowance for credit loss: 3.2% of loans
• Tier 1 Common / Risk-weighted assets: $1.1 billion in
 excess of 4%.
• Successfully won bids on four FDIC assisted
 transactions.
*Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Zions’ Strengths

• Rising NPAs, to 4.7% of loans from 4.0% in prior
 quarter
 – Total delinquent + NPA was up 4%, decelerating sharply from the prior quarter rate
• YTD net charge-off rate of 2.4%
• Continued securities impairments (OTTI), primarily on
 bank/insurance CDOs - $42.0 million in 2Q
Zions’ Challenges

Footprint Population Growth Estimates from SNL Financial (2009-2014)
Our Growth Engine

Agenda
Key Drivers Going Forward –Net Interest Margin –Credit Quality –Securities Portfolio –Capital
Outlook Summary

Source: SNL
Source: SNL
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Net Interest Margin
(Regional Bank Peers)

Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL

• Continued strength in DDA balances, strong yields on new
 loan production
• Further reducing negative spread assets - $500 million to $1 billion, or about 1%-2% of earning assets.
• As discussed on earnings call, 3Q NIM likely to experience pressure due to capital actions
 – Swap gain amortization eliminated (was about 7 bps in 2Q09 NIM)
 – Introduction of discount accretion (interest expense) from sub debt tender - about $380 million total over about six years; approximately
 $60 million per year, or 12-13 bps of pressure, beginning in 3Q09.
• Accelerated discount accretion from sub debt tender if/when bondholders exercise option to convert to preferred stock -
 NIM effect likely volatile, using Form 8-k to provide
 transparency on issue.
NIM Moving Pieces

• Fixed-rate loans:
 – 25% of portfolio
 – Duration of about 1.1 years
• Variable-rate loans:
 – 75% of portfolio
 – Continual reduction of interest rate swaps (increasing asset sensitivity)
• 22% of total loans have floors that are in-the-money
• Non-interest bearing deposits to earning assets is 22%
 (rank #1 among peers; peer median 16%)
Peer data source: SNL
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Asset Sensitivity

Agenda
Key Drivers Going Forward –Net Interest Margin –Credit Quality –Securities Portfolio –Capital
Outlook Summary

48%
33%
19%
Loan Portfolio Composition
(6/30/2009)

CRE Portfolio Change Summary
(Dollar Change from 4Q07 to 2Q09 in billions)

Loan Portfolio Performance
(6/30/2009)

Loan Portfolio Performance
(6/30/2009)

Zions NPA/Asset ratio excludes FDIC-supported assets
Note: Peer group defined as U.S. bank holding companies with assets > $10 billion.
Peer data source: SNL
Note: Zions’ ratio excludes FDIC-supported assets
NPAs as a % of Total Assets
(Large Bank Peers)

Note: Zions’ ratio excludes FDIC-supported assets
Delinquency Trends
(Large Bank Peers)

Note: Peer group defined as U.S. bank holding companies with assets > $10 billion.
Peer data source: SNL
Note: Zions’ ratio excludes FDIC-supported assets
NPAs & Delinquency Trends
(Large Bank Peers)

*Annualized
Note: Peer group defined as U.S. bank holding companies with assets > $10 billion.
Peer data source: SNL; 2Q09 peer data estimated from SNL & financial releases

Credit Performance Summary
Compared to Large Banks, Zions has
• Relatively
 – Larger, secured commercial portfolio
 – Smaller, high performing consumer
 portfolio
• Results in
 – Higher Non Performing Assets, but
 – Lower net charge-offs

Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB. Source: SNL
*The C&I Loans category excludes the impact of Flying J. This $47.5 million loan was charged-off in 2Q09, but
ZION anticipates a substantial recovery on this loan in 2010.
Percentage of Zions
Total Loans
Net Charge Offs
(Regional Bank Peers)

Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL
Reserves & Net Charge Offs
(Regional Bank Peers)

Credit Quality
Outlook
• Weakness in residential construction activity
 and land values in the Southwest expected to
 persist through 2009
• Credit problems spreading to other geographies
 and loan categories as economy weakens
• Continued elevated levels of NPAs, provisions
 and net losses
• Continued ALLL build likely in 3Q and 4Q09,
 but declining compared to 2Q

Agenda
Key Drivers Going Forward –Net Interest Margin –Credit Quality –Securities Portfolio –Capital
Outlook Summary

Bank & Ins. Trup CDOs 3% of Assets

• Credit-related OTTI losses $42.0 million in 2Q09
• Noncredit-related OTTI on securities of $29.5 million in
 2Q09 recognized in OCI
• Future near-term OTTI losses likely stable
 – Driven by bank deferrals, defaults, and expected probabilities of default (PDs)
 – Non-investment grade securities with OTTI or that are PIKing
 (payment in kind): $374 million remaining value not in OCI
 – If all these securities were written to zero, Zions would incur an adverse impact to TCE of approximately $240 million

Investment Securities Performance 2Q09

Agenda
Key Drivers Going Forward –Net Interest Margin –Credit Quality –Securities Portfolio –Capital
Outlook Summary

	2Q08	1Q09	2Q09
Tangible Common Equity	5.51%	5.26%	5.66%
Tier 1 Risk Based	7.45%	9.43%	9.66%
Total Risk Based	11.58%	13.39%	12.87%
Capital Ratios

Outlook Summary
• Continued elevated levels of credit losses, loss
 provisions, and some reserve build in a weak
 economy
• Future OTTI losses likely stable, possibly
 declining
• Continued strong core net interest margin, but
 volatile due to capital actions
• Reduced dividend and asset levels will help
 preserve capital ratios

Outlook Summary
 Long-term outlook remains strong when
 economy begins to recover
 – Best long-term growth markets
 – Sustainable competitive advantage in
 operating model
 – Superior risk-adjusted NIM through the
 business cycle

Barclays Capital
Global Financial Services Conference
15 September, 2009
New York

Appendix

	Million	$ Per Share
Net Income To Common	($41)	($.35)
Goodwill Impairment	$0	$0
Valuation Loss on Purchased Securities*	($12)	($.10)
OTTI Impairment on Securities	($42)
Provisions For Credit Losses	$763
Net Charge-offs	$347
OREO Expense	$24
Core Pretax Income (ex provision, impairment, OREO exp, & non-recurring items)	$263
*This includes purchases from Lockhart and re-purchased auction rate securities
Q2 2009 Earnings Highlights

Zions NPA/Asset ratio excludes FDIC-supported assets
NPAs as a % of Total Assets
(Regional Bank Peers)
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL

90 + Days Delinquent Still Accruing / Total Net Loans
Delinquency Trends
(Regional Bank Peers)
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL

NPAs + Greater than 90 Days Delinquent / Loans + OREO
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL
NPAs & Delinquency Trends
(Regional Bank Peers)

*Annualized
Note: Peer group includes U.S. regional banks with assets greater than $20 billion and less than $200 billion plus footprint competitors WFC and USB.
Source: SNL
Net Charge-offs as % of Loans*
(Regional Bank Peers)

CRE Portfolio Composition
Loans by Product Type and Location - 6/30/09

CRE Portfolio Change
(Dollar Change from 4Q07 to 2Q09 in $000s)